SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of Earliest Event Reported):  July 10, 2001 (June 5,
2001)




                                  CRIIMI MAE INC.
          (Exact name of registrant as specified in its charter)

       Maryland                         1-10360                 52-1622022
(State or other jurisdiction          (Commission            (I.R.S. Employer
    of incorporation)                  File Number)         Identification No.)







                              11200 Rockville Pike
                            Rockville, Maryland 20852
  (Address of principal executive offices, including zip code, of Registrant)

                                  (301) 816-2300
             (Registrant's telephone number, including area code)


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Item 5.  Other Events

         CRIIMI MAE Inc. (the "Company") reports the following events:

     1. Assignment of Master Repurchase Agreement. On June 5, 2001, the Company received written notification from Merrill Lynch International, acting through its agent Merrill Lynch Pierce, Fenner & Smith Incorporated, notifying the Company that it had assigned all its rights under the Master Repurchase Agreement dated April 17, 2001, both as buyer and as a beneficial purchaser, to ORIX Real Estate Capital Markets, LLC.

     2. Board Approval of (a) Reverse Stock Split and (b) Amendment to the Series E Preferred Stock Articles. On July 2, 2001, the Board of the Directors of the Company approved, deemed advisable and recommended, among other matters,
(a) that the stockholders of the Company, at the annual meeting of stockholders expected to be held early this fall, approve a one-for-ten reverse stock split of the Company's issued and outstanding common stock for the principal objectives of maintaining the common stock's listing on the New York Stock Exchange and increasing the attractiveness of the common stock to the investment community (the "Reverse Stock Split"), and (b) that the holder of the Company's Series E Cumulative Convertible Preferred Stock (the "Series E Preferred Stock") approve an amendment to Section 9(a)(ii) of Exhibit B to the Company's Charter, pertaining to the Series E Preferred Stock, providing for an exception to the 5% ownership restriction upon conversion(s) such that holder(s) of Series E Preferred Stock may, upon receipt of the prior written consent of the Company (which consent may be withheld by the Company in its sole discretion) and if consistent with and otherwise permitted by the Company's Charter, convert shares of Series E Preferred Stock such that the holder(s) of Series E Preferred Stock own 5% or more but less than 9.8% of the Company's then outstanding common stock for such period of time as is provided in the written consent.

     3. Employment Agreements with William B. Dockser and H. William Willoughby. Effective as of June 29, 2001, the Company entered into a new employment agreement with each of William B. Dockser, as Chairman of the Board of Directors, and H. William Willoughby, as President (collectively, the "Employment Agreements").

     4. Press Release issued by the Company on July 10, 2001 announcing (i) the record date for shareholders entitled to vote at the annual meeting of shareholders scheduled for September 25, 2001 and (ii) the Reverse Stock Split.

Attached as exhibits to this Current Report on Form 8-K are the Employment Agreements and the Press Release. Each of such exhibits is incorporated herein by reference.

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II.  Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    The following exhibits are filed as part of this Current Report on Form 8-K:

(c)      Exhibit

     10.1 Employment Agreement dated and effective as of June 29, 2001 between the Company and William B. Dockser.

     10.2 Employment Agreement dated and effective as of June 29, 2001 between the Company and H. William Willoughby.

     99.1  Press release issued by the Company on July 10, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  CRIIMI MAE Inc.


                                                  /s/Cynthia O. Azzara
                                                  -------------------------
                                                  Cynthia O. Azzara
                                                  Chief Financial Officer
Dated:  July 10, 2001
-----------------------------------






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                                 EXHIBIT INDEX

Exhibit
No.                                         Description

*10.1

*10.2

*99.1


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*Filed herewith